Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF NEW HAMPSHIRE
In re:		Chapter 11
GT ADVANCED TECHNOLOGIES., et. al.,		Case No. 14-11916 (HJB)
Debtors [1]		Jointly Administered

Amended Monthly Operating Report
For the Period of November 30, 2014 to December 31, 2014 [2]

DEBTORS' ADDRESS:     243 Daniel Webster Highway
Merrimack, NH 03054

DEBTORS' ATTORNEYS: PAUL HASTINGS LLP
Park Avenue Tower
75 East 55th Street, First Floor
New York, New York 10022
Telephone: (212) 318-6000
Facsimile: (212) 319-4090
Luc A. Despins, Esq.
Andrew V. Tenzer, Esq.
James T. Grogan, Esq.

This Monthly Operating Report ("MOR") has been prepared solely for the purposes of complying with the monthly reporting requirements applicable in these Chapter 11 cases and is in a format that the Debtors believe is acceptable to the United States Trustee. The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not prepared in accordance with accounting principles generally accepted in the United States ("GAAP").

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Kanwardev Raja Singh Bal	February 6, 2015
Kanwardev Raja Singh Bal	Date
Vice President and Chief Financial Officer

Notes:
[1] The Debtors, along with the last four digits of each debtor's tax identification number, as applicable, are: GT Advanced Technologies Inc. (6749), GTAT Corporation (1760), GT Advanced Equipment Holding LLC (8329), GT Equipment Holdings, Inc. (0040), Lindbergh Acquisition Corp. (5073), GT Sapphire Systems Holding LLC (4417), GT Advanced Cz LLC (9815), GT Sapphire Systems Group LLC (5126), and GT Advanced Technologies Limited (1721). The Debtors' corporate headquarters are located at 243 Daniel Webster Highway, Merrimack, NH 03054.
[2] The Monthly Operating Report covers a period coinciding with the Debtors' standard reporting period.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF NEW HAMPSHIRE

In re GT ADVANCED TECHNOLOGIES INC. et al.,	Case No.	14-11916
	Reporting Period	11/30/14-12/31/14

MONTHLY OPERATING REPORT

Submit copy of report to any official committee appointed in the case
REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Monthly Reporting Questionnaire	MOR-1	Yes	No
Schedule of Cash Receipts and Disbursements	MOR-2	Yes	No
Bank Account Reconciliation	MOR-2 (Cont)	Yes	No
Copies of Debtor's Bank Reconciliations		No	No
Copies of Debtor's Bank Statements		No	No
Copies of Cash Disbursements Journals		No	No
Statement of Operations	MOR-3	Yes	No
Balance Sheet	MOR-4	Yes	No
Schedule of Post-Petition Liabilities	MOR-5	Yes	No
Copies of IRS Form 6123 or payment receipt		No	No
Copies of tax returns filed during reporting period		No	No
Detailed listing of aged accounts payables		No	No
Accounts Receivable Reconciliation and Aging	MOR-6	Yes	No

DISCLOSURES REGARDING DEBTORS’
AMENDMENT

The Company has amended their December 2014 Monthly Operating Report, which was previously filed on February 2, 2015. Amendments were made to (1) MOR-5 to correct an error in the previously filed Summary of Unpaid Post Petition Debts, (2) MOR-3 and the supporting schedule to correct the amount of Reorganization Items, and (3) notes and specific disclosures to correct the language regarding the write off related to Advanced Sapphire Furnaces.

GT ADVANCED TECHNOLOGIES INC. et al.,	Case No.	14-11916
Debtor	Reporting Period	11/30/14-12/31/14

MONTHLY REPORTING QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		✓
2. Have any funds been disbursed from any account other than a debtor-in-possession account this reporting period? If yes, provide an explanation below.		✓
3. Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? If yes, attach listing including date of payment, amount of payment, and name of payee.
✓
4. Have any payments been made to professionals? If yes, attach listing including date of payment, amount of payment, and name of payee.	✓
5. If the answer to question 3 and/or 4 is yes, were all such payments approved by the Court?	✓
6. Have any payments been made to officers, insiders, shareholders, or relatives? If yes, attach listing including date of payment, amount and reason for payment, and name of payee.	✓
7. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	✓
8. Is the estate current on the payment of post-petition taxes?	✓
9. Is the estate insured for the replacement cost of assets and for general liability? If no, provide an explanation below.	✓
10. Is workers' compensation insurance in effect?	✓
11. Have all current insurance payments been made? Attach copies of all new and renewed insurance policies.	✓
12. Are a plan and disclosure statement on file?		✓
13. Was there any post-petition borrowing during this reporting period?		✓

Explanations:
See attached schedules for numbers 3, 4 and 6.

GT ADVANCED TECHNOLOGIES INC. et al.,	Case No.	14-11916
Debtor	Reporting Period	11/30/14-12/31/14

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Case No.	Case Name	Bank Cash Receipts [1]	Bank Cash Disbursements [2]	Inter-Debtor Transfers
14-11916	GT Advanced Technologies Inc.	$—	$—	$—
14-11917	GT Equipment Holdings, Inc.	—	—	—
14-11919	GTAT Corporation	2,306,730	(11,287,444)	(26,366,940)
14-11920	GT Advanced Technologies Limited	7,614,837	(4,407,764)	26,366,940
14-11922	Lindbergh Acquisition Corp.	1,282	(19)	—
14-11923	GT Sapphire Systems Group LLC	462,905	(863,024)	—
14-11924	GT Sapphire Systems Holding LLC	—	—	—
14-11925	GT Advanced CZ LLC	—	(12,392)	—
14-11929	GT Advanced Equipment Holding LLC	—	(1,009)	—

	Total Debtors	$10,385,755	$(16,571,651)	$0

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES
Total Disbursements [2]				$(16,571,651)
Less: Transfers To Debtor In Possession Accounts				N/A
Plus: Estate Disbursements Made By Outside Sources (I.E. From Escrow Accounts)				N/A
Total Disbursements For Calculating U.S. Trustee Quarterly Fees				$(16,571,651)

Notes:
[1] Represents all receipts (excluding intercompany funding activity by and among Debtors).
[2] Represents operating disbursements, restructuring disbursements and bank fees (excluding intercompany funding activity between Debtors).

GT ADVANCED TECHNOLOGIES INC. et al.,	Case No.	14-11916
Debtor	Reporting Period	11/30/14-12/31/14

BANK ACCOUNT RECONCILIATIONS [1]

Entity	Bank	Account No. [2]	Description	Ending Bank Balance
GT Advanced Cz LLC	Bank of America	5023	Deposit Account	$204,610
GT Advanced Cz LLC	Bank of America	6497	Deposit Account	—
GT Advanced Equipment Holding LLC	Bank of America	8144	Deposit Account	17,173
GT Advanced Equipment Holding LLC	Bank of America	3803	Investment Account	—
GT Advanced Technologies Limited	Bank of America US	7350	Deposit Account	24,330,099
GT Advanced Technologies Limited	Bank of America Hong Kong	2014	Deposit Account	317,019
GT Advanced Technologies Limited	Bank of America Hong Kong	2022	Deposit Account	7,025,905
GT Advanced Technologies Limited	Bank of America Hong Kong	2030	Deposit Account	—
GT Advanced Technologies Limited	Bank of America Hong Kong	2048	Deposit Account	0
GT Advanced Technologies Limited	Bank of America Hong Kong	2056	Deposit Account	1,602
GT Advanced Technologies Limited	Bank of America Hong Kong	9201	Deposit Account	1,330,350
GT Sapphire Systems Group LLC	Bank of America	7965	Deposit Account	551,514
GT Sapphire Systems Group LLC	Bank of America	9105	Deposit Account	—
GT Sapphire Systems Group LLC	Wells Fargo	2633	Operating Account [3]	N/A
GTAT Corporation	Bank of America	3294	Deposit Account	1,820,742
GTAT Corporation	Bank of America	5002	Deposit Account	24
GTAT Corporation	Bank of America	5254	Investment Account	49,021,945
GTAT Corporation	Bank of America	4718	Investment Account	—
GTAT Corporation	Santander Bank	8960	Money Market Account [4]	N/A
GTAT Corporation	Bank of America	4487	Deposit Account	0
GTAT Corporation	Bank of America	6508	Utility Account [5]	176,965
GTAT Corporation	Bank of America	9956	Collateral Account [6]	840,028
GTAT Corporation d/b/a Crystal Systems	Bank of America	1546	Deposit Account	1,274,555
GTAT Corporation d/b/a Crystal Systems	Bank of America	7590	Deposit Account	0
Lindbergh Acquisition Corp	Bank of America	8343	Deposit Account	$76,643

Total Debtors Bank Cash				$86,989,174

Notes:
[1] As part of the Debtors monthly close process, all bank accounts have been reconciled to the applicable bank statements without exception. The Debtors were authorized to use these accounts on a postpetition basis pursuant to the final order signed on October 9, 2014 approving use of the existing cash management system, banks and financial institutions to honor and process checks and transfers, continued use of intercompany transactions, and authorizing debtors to use existing business forms (Docket No. 0064).
[2] Last four digits of the account number.
[3] The Wells Fargo operating account (account no. 2633) was closed in January.
[4] The Santander money market account (account no. 8960) was closed in October.
[5] Pursuant to a final order on October 30, 2014, the Company created an account for adequate assurance for utility providers (Docket No. 0388).
[6] The Bank of America collateral account (account no. 9956) was opened in December, is used for purposes of holding funds for cash collateralized standby letters of credit.

GT ADVANCED TECHNOLOGIES INC. et al.,	Case No.	14-11916
Debtor	Reporting Period	11/30/14-12/31/14

STATEMENT OF OPERATIONS

See Exhibit A.

GT ADVANCED TECHNOLOGIES INC. et al.,	Case No.	14-11916
Debtor	Reporting Period	11/30/14-12/31/14

BALANCE SHEET

See Exhibit A.

GT ADVANCED TECHNOLOGIES INC. et al.,	Case No.	14-11916
Debtor	Reporting Period	11/30/14-12/31/14

STATUS OF POST-PETITION TAXES [1] [2]

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability

Federal
Income Tax Withholding	$—	$728,955	$(728,955)	Various	Various	$—
FICA-Employee	—	341,213	(341,213)	Various	Various	—
FICA-Employer	—	325,256	(325,256)	Various	Various	—
Unemployment	—	5,910	(5,910)	Various	Various	—
Income	—	—	—	Various	Various	—
Other:	—	—	—	Various	Various	—
Total Federal Taxes	$—	$1,401,333	$(1,401,333)			$—
State and Local
Income Tax Withholding	$—	$184,084	$(184,084)	Various	Various	$—
Sales	1,042	1,194	0	Various	Various	2,236
Use	—	127	(127)	Various	Various	—
Excise	—		—	Various	Various	—
Unemployment	—	38,774	(38,774)	Various	Various	—
Real Property	0		0	Various	Various	—
Personal Property	277,315	150,470	(347)	Various	Various	427,438
Other:	—	3,467	(3,467)	Various	Various	—
Total State and Local	$278,357	$378,117	$(226,799)			$429,674
Withholding for Employee Healthcare [3]	—	—	—			—
Premiums, Pensions & Other Benefits [3]	—	—	—			—
Total Taxes	$278,357	$1,779,450	$(1,628,132)			$429,674

SUMMARY OF UNPAID POST-PETITION DEBTS

	Number of Days Past Due
	Current	0-30 [8]	31-60[8]	61-90 [8]	Over 90 [8]	Total
Accounts Payable [4], [5]	$2,529,110	$405,164	$166,359	39,005	(75)	$3,139,563
Amounts Due to Insiders [6] [7]	—	—	—	—	—	—
Total Postpetition Debts	$2,529,110	$405,164	$166,359	39,005	(75)	$3,139,563

Notes:
[1] Copies of IRS Form 6123 and all state, local and federal tax forms and returns can be provided to the UST upon request.
[2] This schedule excludes any taxes related to the Hong Kong entity GT Advanced Technologies Limited.
[3] The Company does withhold premiums for various benefit programs but there were no taxes related to these amounts.
[4] Reflects only trade related payables. Aging schedule excludes accruals and unbilled inventory.
[5] As of the filing of this report, the Company has not fully completed the bifurcation of pre and post-petition invoices. As such, aging may include certain prepetition amounts.
[6] Solely, for purposes of this monthly operating report, the Debtors define “insiders” to include the following: (a) members of the board of directors of GT Advanced Technologies Inc.; and (b) statutory “officers” under section 16 of the Securities Exchange Act. The Debtors do not take any position with respect to: (a) such person’s influence over the control of the Debtors; (b) the management responsibilities or functions of such individual; (c) the decision-making or corporate authority of such individual; or (d) whether such individual could successfully argue that he or she, at the time of receipt of any transfers, was not an “insider” under applicable law (including for the purposes of section 503(c) of the Bankruptcy Code), including the federal securities laws, or with respect to any theories of liability or for any other purpose.
[7] Excludes any accrued but unpaid amounts related to compensation, expense reimbursements and benefits.
[8] Amounts reflected as past due are based upon standard invoice terms for this vendor. In some instances, a past due amount is a result of enhanced terms (typically 45 days from date of invoice) that have been negotiated with the majority of these vendors and they are being paid consistent with past practices. In some instances, past due amounts are for vendors who have filed motions, are taking discovery, are exercising possessory liens, negotiating settlements, or generally raising legal issues that the Debtor is working through.

GT ADVANCED TECHNOLOGIES INC. et al.,	Case No.	14-11916
Debtor	Reporting Period	11/30/14-12/31/14

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$6,914,013
+ Amounts billed during the period	7,669,772
- Amounts collected during the period (Book Cash Receipts)	(6,817,512)
Total Accounts Receivable at the end of the reporting period	$7,766,273

Accounts Receivable Aging	Amount
0 - 30 days old	$3,597,770
31 - 60 days old	196,834
61 - 90 days old	250,126
91+ days old	3,721,542
Total Accounts Receivable	$7,766,273
Amount considered uncollectible (Bad Debt)	(3,152,298)
Accounts Receivable (Net)	$4,613,975

GT ADVANCED TECHNOLOGIES INC. et al.,	Case No.	14-11916
Debtor	Reporting Period	11/30/14-12/31/14

PRE-PETITION DEBT PAYMENTS
Monthly Reporting Questionnaire - #3

Entity	Vendor Name	Reference	Date	Amount
GTAT Corporation	ERNEST GODSHALK	A	12/01/2014	$600
GTAT Corporation	SCHWAB RETIREMENT PLAN SERVICES	A	12/01/2014	2,182
GTAT Corporation	THOMAS WROE, JR.	A	12/05/2014	1,439
GTAT Corporation	UNUM LIFE INSURANCE	B	12/05/2014	367
GTAT Corporation	YOLANDA DANIELS	A	12/11/2014	2,550
GTAT Corporation	JORDAN LAFONTAINE	A	12/16/2014	1,046
GTAT Corporation	THOMAS PHILLIPS	A	12/16/2014	1,165
GTAT Corporation	WILLIAM GALLAGHER ASSOCIATES INSURA	B	12/16/2014	44,275
GTAT Corporation	NAVIGANT CONSULTING, INC	B	12/16/2014	2,387
GTAT Corporation	SCHWAB RETIREMENT PLAN SERVICES	B	12/16/2014	2,604
GTAT Corporation	ADP	A	12/16/2014	83
GTAT Corporation	CONCEPTS IN BENEFITS, INC.	B	12/23/2014	103

Total				$58,800

Key:
A
Paid pursuant to the final Order Granting Debtors’ Emergency Motion, Pursuant To Bankruptcy Code Sections 105(A), 363(B), 503(B), 507(A)(4), 507(A)(8), And Bankruptcy Rules 6003 And 6004, For Entry Of Order (A) Authorizing Debtors To (I) Pay Certain Employee Compensation And Benefits And (II) Maintain And Continue Such Benefits And Other Employee related Programs And (B) Authorizing And Directing Banks And Financial Institutions To Honor And Process Checks And Transfers Related To Such Obligations. (Docket No. 0095).

B
Paid pursuant to the final Order Granting Debtors’ Motion, Pursuant to Bankruptcy Code Sections 105(A), 362(D), and 363(B)(1), and Bankruptcy Rules 6003 and 6004, (A), for Entry of Order Authorizing Debtors to (I) Continue Workers’ Compensation Program and Liability, Property, and Other Insurance Programs and Insurance Programs, and (II) Pay All Obligations in Respect Thereof, and (B) Authorizing and Directing Banks and Financial Institutions to Honor and Process Checks and Transfers Related to Such Obligations (Docket No. 0074).

GT ADVANCED TECHNOLOGIES INC. et al.,	Case No.	14-11916
Debtor	Reporting Period	11/30/14-12/31/14
PAYMENTS TO PROFESSIONALS
Monthly Reporting Questionnaire - #4

Description	Title	Description	Amount
GTAT Corporation	Paul Hastings LLP	Professional Fees	$1,233,327
GTAT Corporation	Alvarez and Marsal North America LLC	Professional Fees	527,359
GTAT Corporation	Ropes and Gray	Professional Fees	303,305
GTAT Corporation	Kelley Drye and Warren LLP	Professional Fees	298,781
GTAT Corporation	Ropes and Gray	Professional Fees	253,466
GTAT Corporation	Houlihan Lokey Capital Inc	Professional Fees	86,161
GTAT Corporation	Quinn Emanuel Urguhart Sullivan LLP	Professional Fees	47,902
GTAT Corporation	Devine Millimet	Professional Fees	33,137
GTAT Corporation	Rothschild Inc	Professional Fees	25,380

Total			$2,808,818

GT ADVANCED TECHNOLOGIES INC. et al.,	Case No.	14-11916
Debtor	Reporting Period	11/30/14-12/31/14

PAYMENTS TO INSIDERS [1]
Monthly Reporting Questionnaire - #6

Description	Title	Description	Amount
Gutierrez, Thomas	President and Chief Executive Officer	Payroll / Expenses	$67,250
Squiller, Daniel	Chief Operating Officer	Payroll / Expenses	50,210
Kim, Hoil	Vice President, Chief Administrative Officer, General Counsel & Secretary	Payroll / Expenses	35,904
Ford, Jeffrey	Vice President and General Manager, DSS Business Development	Payroll / Expenses	34,168
Keck, David	Executive Vice President, Worldwide Sales and Service	Payroll / Expenses	34,168
Bal, Kanwardev R	Vice President and Chief Financial Officer	Payroll / Expenses	30,149
Cote, Kathleen A	Board of Director	Expenses	1,745
Wroe Jr., Thomas	Board of Director	Expenses	1,455
Switz, Robert E	Board of Director	Expenses	$1,351
Godshalk, Ernest	Board of Director	Expenses	845
Conaway, Michal	Board of Director	Expenses	538
Watson, Noel G	Board of Director	Expenses	249

Total			$258,032

Notes:
[1] Solely, for purposes of this monthly operating report, the Debtors define “insiders” to include the following: (a) members of the board of directors of GT Advanced Technologies Inc.; and (b) statutory “officers” under section 16 of the Securities Exchange Act. The Debtors do not take any position with respect to: (a) such person’s influence over the control of the Debtors; (b) the management responsibilities or functions of such individual; (c) the decision-making or corporate authority of such individual; or (d) whether such individual could successfully argue that he or she, at the time of receipt of any transfers, was not an “insider” under applicable law (including for the purposes of section 503(c) of the Bankruptcy Code), including the federal securities laws, or with respect to any theories of liability or for any other purpose.

EXHIBIT A

NOTES AND SPECIFIC
DISCLOSURES REGARDING DEBTORS’
STATEMENTS OF OPERATIONS AND BALANCE SHEET

1. Basis of Presentation

The accompanying consolidated financial statements of the Debtors have been prepared solely for the purpose of complying with the monthly reporting requirements of the U.S. Bankruptcy Court of the District of New Hampshire (referred to herein as the "Monthly Operating Report"). The Monthly Operating Report is limited in scope, covers a limited time period and the schedules contained herein were not audited or reviewed by independent accountants nor are they intended to reconcile to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors' affiliates. Furthermore, because the Debtors’ accounting systems, policies, and practices were developed with a view to producing consolidated financial reporting on a quarterly basis, rather than by legal entity on a monthly basis, it is possible that not all assets or liabilities have been recorded at the correct legal entity of either the Debtors or the non-Debtor affiliates. The Debtors reserve all rights to supplement or amend any schedules contained in this Monthly Operating Report.

The information presented herein is unaudited, subject to further review and material adjustments, and has not been subject to all procedures that would typically be applied to financial information presented in accordance with Generally Accepted Accounting Principles in the United States of America (“US GAAP”), including, but not limited to, accruals, impairment adjustments, fair value assessments, tax provision, and other recurring adjustments considered necessary by the Debtors to fairly state the financial position and results of operations for the interim period(s) presented. As part of this Monthly Operating Report, intangibles, fixed assets and other long lived assets have not been formally tested for impairment as required pursuant to US GAAP. The results of that testing will likely result in significant asset impairment charges; such charges would be reflected in future Monthly Operating Reports. For December, however, adjustments to certain assets were made to reflect the Debtors view of estimated fair value. See additional discussion in Note 3. This Monthly Operating Report does not reflect certain quarter-end and year-end adjustments to assets, liabilities and operating results; such adjustments would be reflected in future Monthly Operating Reports.

As part of their restructuring efforts, the Debtors are reviewing their assets and liabilities on an ongoing basis, including without limitation with respect to intercompany claims and obligations, and nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors’ rights with respect to such assets, liabilities, claims and obligations that may exist.

The Debtors caution readers not to place undue reliance upon the information contained in this Monthly Operating Report. The results herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the combined results and financial position of the Debtors in the future.

2. Treatment of Intercompany Transactions

The Monthly Operating Report does not include intercompany balances because the Debtors and their advisors are continuing to review the Debtors’ books and records to determine the accuracy of certain intercompany charges that may be contained in or missing from those books and records. For example, prior to the Petition Date, the parent company, GT Advanced Technologies Inc., did not maintain a ledger of intercompany transactions. Furthermore, the Debtors have not made any determination that tax refunds or attributes are assets or liabilities of a particular Debtor and the Debtors reserve all of their rights on this issue.

Pursuant to the Order, Pursuant to Bankruptcy Code Sections 105(A), 345(B), 363(C)(1), 364(A), 364(B), and 503(B)(1), Bankruptcy Rules 6003 and 6004, (A) Authorizing Debtors to Use Existing Cash Management System, (B) Authorizing and Directing Banks and Financial Institutions to Honor and Process Checks and Transfers, (C) Authorizing Continued Use of Intercompany Transactions, (D)Waiving Requirements of Section 345(B) of Bankruptcy Code and (E) Authorizing Debtors to Use Existing Bank Accounts and Existing Business Forms [Docket No. 64], the Debtors have kept detailed information on all post-Petition Date transfers of cash among the Debtors and such transfers amounted to approximately $26.4 million during the period covered by the Monthly Operating Report, and are laid out in further detail on page 4.

A summary of net intercompany cash transfers from the petition date to the period end of this monthly operating report is shown below:

Case No.	Case Name	Transferred From	Transferred To
14-11919	GTAT Corporation	$31,366,925	$—
14-11920	GT Advanced Technologies Limited	—	29,866,276
14-11923	GT Sapphire Systems Group LLC	—	1,500,649
		$31,366,925	$31,366,925

3. Treatment of Certain Assets, Liabilities and GAAP Disclosures

The Monthly Operating Report does not contain all disclosures that would be required for presentation in accordance with US GAAP and there can be no assurance that, from the perspective of an investor or potential investor, the Monthly Operating Report is complete. The Debtors' Form 10-Q filed with the SEC on August 7, 2014 was the last filing which included all required US GAAP disclosures. Those disclosures may no longer be relevant to the financial statements included in this Monthly Operating Report.

NOTES AND SPECIFIC
DISCLOSURES REGARDING DEBTORS’
STATEMENTS OF OPERATIONS AND BALANCE SHEET (cont.)

The following general notes regarding certain assets and liabilities should be considered by parties reviewing this Monthly Operating Report.

Notes regarding certain liabilities:

• During the period ending December 31, 2014, based on the Debtors' analysis, previously recorded contingent consideration expense of $15.7M was reversed in connection with a change in probabilities of the remaining earn-out targets in connection with certain acquisitions. As of December 31, 2014, after this reduction, the Debtors maintain a related liability of $5.6M.

• The 2017 and 2020 convertible notes with a principal balance of $220M and $214M are recorded at a carrying value of $177M and $123M, respectively. The amount represented in the liabilities subject to compromise is net of $7M of deferred financing costs. The difference between the carrying value and principal balances reflect fair value adjustments.

• The amounts received from Apple under the Prepayment Agreement are recorded at the principal balance of $439M as a result of the settlement approved on December 15, 2014. Prior Monthly Operating Reports reflected fair value adjustments previously required for GAAP purposes.

• For the period commencing on October 6, 2014 and thereafter, the Debtors stopped accruing interest on both series of the Convertible Notes and the Prepayment amounts until further review of these obligations is completed.

• As a result of the Apple Settlement that was approved on December 15, 2014, the Debtors wrote off the related deferred rent asset, deferred finance fees, deferred revenue and customer deposit which were previously recorded under the Prepayment Agreement. The results of the write off are recorded as Reorganization Items in the December Monthly Operating Report.

• Share-based compensation expenses for employee awards are reflected in the Statement of Operations. Such expenses have been calculated using a methodology consistent with past practice. Share-based compensation expense will continue to be recognized until the final outcome of the equity awards is determined.

Notes regarding certain assets:

• During the period ending December 31, 2014, the Debtors have not yet completed their analysis regarding the fair value of goodwill, and certain intangibles and fixed assets. Certain intangibles, relating to previous acquisitions, have been written down to zero. Additionally certain fixed assets located primarily in the Mesa and Salem facilities and other minor product lines located in other facilities, have been written down to their estimated liquidation value. The write down of these assets was included in restructuring charges and asset impairments in the income statement.

• During the period ending December 31, 2014, reflected in the financial statements is the transfer of Advanced Sapphire Furnaces from fixed assets to inventory, including a write off of previously capitalized amounts related to the setup and installation of the equipment and write off for any material related to products the Debtors expect to discontinue.

Notes regarding Income Taxes:

• During the period ending December 31, 2014, approximately $15M of reserves were released from the accrued income tax – non-current line item due to certain statutes expiring in December 2014.

• During the period ending December 31, 2014, Refundable Income Taxes was adjusted to reflect an estimated $25M tax refund claim related to losses in the US for year ended 2014 which the Debtors intend to carry back to prior years which were profitable.

The Debtors’ financial statements presented herein have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities in the ordinary course of business. Certain prepetition liabilities have been reclassified as liabilities subject to compromise. Liabilities subject to compromise currently include debt obligations, amounts due to third parties for goods and services received prior to October 6, 2014, (the date of the voluntary bankruptcy petition) and certain known potential settlement claim amounts.

The Debtors continue to analyze and reconcile assets and liabilities included on the balance sheet, and, therefore, the amounts reflected herein are current estimates and subject to material change as additional analysis and decisions are completed.

STATEMENTS OF OPERATIONS
EXCLUDING INTERCOMPANY ACTIVITY
FOR THE PERIOD ENDED December 31, 2014
($ in 000's)

Case No.	14-11916	14-11919	14-11929	14-11917	14-11922	14-11925	14-11924	14-11923	14-11920
	GT Advanced Technologies Inc.	GTAT Corporation	GT Advanced Equipment Holding LLC	GT Equipment Holdings, Inc.	Lindberg Acquisition Corp	GT Advanced Cz LLC	GT Sapphire Systems Holdings LLC	GT Sapphire Systems Group LLC	GT Advanced Technologies Limited [1]	Non-Debtor Entities	Consolidated
Revenue	—	1,214	—	—	—	—	—	889	353	1	2,457
Total Cost of revenue	—	134,786	—	—	—	—	—	1,260	14,406	1,062	151,515
Gross (loss) Profit	—	(133,573)	—	—	—	—	—	(370)	(14,054)	(1,061)	(149,058)

Research and development	—	2,625	—	—	—	—	—	48	—	—	2,673
Selling and marketing	—	1,265	—	—	—	—	—	(6)	527	21	1,808
General and administrative	—	3,050	1	—	—	55	—	73	1,149	138	4,465
Contingent consideration (income) expense	—	(15,764)	—	—	—	—	—	—	—	—	(15,764)
Restructuring charges and asset impairments	—	82,745	—	—	—	1,186	—	12,169	497	52,710	149,306
Amortization of Intangible Assets	—	244	—	—	—	—	—	153	—	661	1,058
Total Operating Expenses	—	74,164	1	—	—	1,241	—	12,437	2,172	53,530	143,546

Income (loss) from Operations [2]	—	(207,737)	(1)	—	—	(1,241)	—	(12,807)	(16,226)	(54,591)	(292,603)

Interest Income	—	1	—	—	—	—	—	—	—	3	4
Interest (Expense)	—	—	—	—	—	(9)	—	—	—	—	(9)
Reorganization Items - Inc / (Exp)	—	47,306	—	—	—	—	—	—	(5,704)	—	41,602
Other Inc (Exp)	—	59	—	—	—	—	—	5	2,512	(2,287)	289
Income (loss) before Tax	—	(154,590)	(1)	—	—	(1,251)	—	(12,802)	(19,418)	(56,875)	(244,937)

(Benefit) provision for income taxes	—	(40,322)	—	—	—	(7,441)	—	—	19,705	(814)	(28,872)

Net Income (loss)	—	(114,269)	(1)	—	—	6,191	—	(12,802)	(39,123)	(56,062)	(216,065)

Notes:
[1] Includes immaterial amounts from GT Advanced Technologies GmbH, a non-debtor entity.
[2] Includes share-based compensation expense of $1.8M.

These financial statements and accompanying notes do not purport to represent financial statements prepared in accordance with Generally Accepted Accounting Principles in the United States of America, nor are they intended to be fully reconciled to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors’ affiliates. This information is unaudited and is subject to further review and potential adjustments. The accompanying disclaimers and notes are an integral part of these financial statements.

BALANCE SHEET
EXCLUDING INTERCOMPANY ACTIVITY
AS OF December 31, 2014
($ in 000's)

Case No.	14-11916	14-11919	14-11929	14-11917	14-11922	14-11925	14-11924	14-11923	14-11920
	GT Advanced Technologies Inc.	GTAT Corporation	GT Advanced Equipment Holding LLC	GT Equipment Holdings, Inc.	Lindbergh Acquisition Corp.	GT Advanced Cz LLC	GT Sapphire Systems Holdings LLC	GT Sapphire Systems Group LLC	GT Advanced Technologies Limited[1]	Non-Debtor Entities	Consolidated
Current Assets
Cash and cash equivalents	—	51,963	17	—	—	281	—	554	31,691	3,242	87,748
Restricted cash	—	1,017	—	—	—	—	—	—	1,330	—	2,347
Accounts receivable, net	—	3,371	—	—	—	—	—	894	272	78	4,614
Inventories	—	407,354	—	—	—	—	—	2,292	52,509	847	463,002
Deferred costs	—	2,162	—	—	—	—	—	—	2,197	—	4,359
Vendor advances	—	8,792	—	—	—	—	—	—	7,715	67	16,575
Deferred income taxes	—	—	—	—	—	—	—	—	—	1,433	1,433
Refundable income taxes	—	26,069	—	—	—	(1)	—	—	—	—	26,068
Prepaid expenses and other current assets	—	14,549	—	—	—	—	—	674	628	273	16,124
Total current assets	—	515,277	17	—	—	280	—	4,414	96,341	5,940	622,270
Property, plant and equipment, net	—	57,525	—	—	—	—	—	—	446	391	58,362
Intangible assets, net	—	25,169	—	—	—	—	—	—	—	—	25,169
Goodwill	—	51,363	—	—	—	1,197	—	—	—	4,328	56,888
Deferred cost	—	—	—	—	—	—	—	—	26,720	—	26,720
Other assets	—	9,153	—	—	—	9	—	3	61,649	332	71,145
Total Assets [2] [3]	—	658,488	17	—	—	1,486	—	4,417	185,156	10,991	860,555

Current Liabilities
Prepayment obligation	—	439,000	—	—	—	—	—	—	—		439,000
Accounts payable	—	3,208	—	—	—	—	—	496	2,013	1,140	6,856
Accrued expenses and other current liabilities	—	17,385	—	—	—	(0)	—	431	7,341	2,967	28,123
Contingent consideration	—	0	—	—	—	—	—	—	—	3,095	3,095
Customer deposits	—	159	—	—	—	1,987	—	1,312	12,226	44	15,729
Deferred revenue	—	14,229	—	—	—	—	—	175	7,501	—	21,905
Accrued income taxes		(8,753)	—	—	—	8,608	—	—	21	318	194
Total current liabilities	—	465,227	—	—	—	10,595	—	2,414	29,102	7,564	514,902

Liabilities Subject to Compromise	292,557	133,322	—	—	—	4,197	—	1,174	53,062	—	484,312

Deferred Income taxes	—	—	—	—	—	—	—	—	—	(35)	(35)
Customer deposits	—	—	—	—	—	—	—	—	55,598	—	55,598
Deferred revenue	—	151	—	—	—	—	—	—	41,335	—	41,486
Contingent consideration	—	(0)	—	—	—	—	—	—	—	218	218
Other non-current liabilities	—	1	—	—	—	0	—	—	—	—	1
Accrued Income Taxes	—	5,424	—	—	—	—	—	—	—	—	5,424
Total Non-Current Liabilities	—	5,575	—	—	—	—	—	—	96,933	184	102,692

Stockholder's Equity	—	(174,260)	41	—	—	(42,646)	—	(15,722)	112,348	(121,112)	(241,351)

Total Liabilities and Stockholder's Equity [3]	292,557	429,864	41	—	—	(27,853)	—	(12,134)	291,445	(113,365)	860,555
Notes:
[1] Includes immaterial amounts from GT Advanced Technologies GmbH, a non-debtor entity.
[2] It would be prohibitively expensive, unduly burdensome, and an inefficient use of estate assets for the Debtors to obtain current market valuation of each of their assets. Accordingly, unless otherwise indicated, this monthly operating report reflect net book values as of the period end. Parties are also cautioned that book value is not, in any way, indicative of the fair market value of any of the Debtors’ assets.
[3] Due to the exclusion of intercompany balances, Total Assets may not equal Total Liabilities and Stockholder's Equity.
[4] Reflects the Debtors' estimated Fair Value.

These financial statements and accompanying notes do not purport to represent financial statements prepared in accordance wit h Generally Accepted Accounting Principles in the United States of America, nor are they intended to be fully reconciled to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors’ affiliates. Th is information is unaudited and is subject to further review and potential adjustments. The accompanying disclaimers and notes are an integral part of these financial statements.

REORGANIZATION ITEMS, NET
AS OF December 31, 2014
($ in 000's)

Apple Settlement (write-off of related assets and liabilities)	$44,492
Professional fees	(2,872)
U.S. Trustee fees	(18)

Total	$41,602

LIABILITIES SUBJECT TO COMPROMISE
AS OF December 31, 2014
($ in 000's)

Convertible Notes	$292,557
Accounts payable	141,302
Accrued expenses and other liabilities	44,303
Contingent Consideration	5,603
Other non-current liabilities	547

Total	$484,312

These financial statements and accompanying notes do not purport to represent financial statements prepared in accordance with Generally Accepted Accounting Principles in the United States of America, nor are they intended to be fully reconciled to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors’ affiliates. This information is unaudited and is subject to further review and potential adjustments. The accompanying disclaimers and notes are an integral part of these financial statements.